Creating a World-Class Building Products Company
Investor Presentation

December 14, 2006

Exhibit 99.2

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Statements made in this presentation that relate to future events or the Company’s expectations, projections, estimates, intentions, goals, targets and strategies are forward looking statements.  You are cautioned that all forward-looking statements are based upon current expectations and estimates and the Company assumes no obligation to update this information.  Because actual results may differ materially from those expressed or implied by the forward-looking statements, the Company cautions you not to place undue reliance on these statements.
For a detailed discussion of the important factors that affect the Company and that could cause actual results to differ from those expressed or implied by the
Company’s forward-looking statements, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the
Company’s current and future Annual Reports on Form 10-K and Quarterly
Reports on Form 10-Q.

Adjusted EBITDA Statement

We refer to the term “Adjusted EBITDA” in various places throughout this presentation.  Adjusted EBITDA, or earnings (adjusted as described below) before interest, taxes, depreciation and amortization calculated on a pro forma basis as provided herein, is a material component of the significant covenants contained in our senior secured revolving credit facility and the indenture governing the notes.  Adjusted EBITDA is calculated similarly under both the credit facility and the indenture by adding consolidated net income, income taxes, interest expense, depreciation and amortization and other non-cash expenses, income or loss attributable to discontinued operations and amounts payable pursuant to the management agreement with AEA Investors.  In addition, consolidated net income is adjusted to exclude certain items, including non-recurring charges with respect to the closing of the acquisition of Santana Holdings Corp. (the “Santana Acquisition”) and the related finance transactions, as well as certain other nonrecurring or unusual charges.  Please see the Company’s September 30, 2006 Form 10-Q and December 31, 2005 10-K,
which contain a detailed description of our covenants and a thorough description of our use of Adjusted EBITDA, and the calculation of Adjusted EBITDA pursuant to the covenants, under our credit agreement and indenture.

While the determination of appropriate adjustments in the calculation of Adjusted EBITDA is subject to interpretation under our debt agreements, management believes the adjustments are in accordance with the covenants in our credit agreement and indenture, as discussed above.  Adjusted EBITDA should not be considered in isolation or construed as an alternative to our net income or other measures as determined in accordance with GAAP.  In addition, other companies in our industry or across different industries may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.  In future SEC filings, we may be required to change our presentation of Adjusted EBITDA in order to comply with the SEC’s rules regarding the use of non-GAAP financial measures.  In addition, you are cautioned not to place undue reliance on Adjusted
EBITDA.

About CPG International

Headquartered in Scranton, Pennsylvania, CPG International is a leading manufacturer of market-leading brands of highly engineered building products for residential and commercial markets designed to replace wood, metal and other traditional materials in a variety of construction applications.  The Company’s products are marketed under several brands including AZEK ® Trimboards,
Santana Products, Comtec, Capitol, EverTuff™, TuffTec™, Hiny Hider ® and
Celtec®, as well as many other branded and non-branded products.

Topics

Update on 2006 Earnings Guidance

Preliminary AZEK® Early-Buy Results

Update On Santana Acquisition

AZEK and Procell Join Forces

Third Quarter Presentation

Appendix

2006 Adjusted EBITDA Guidance (1)

Downside:

Prolonged residential housing market
decline

Resin prices rise

AZEK® penetration rate of new
markets

Upside:

Higher AZEK® growth

Resin declines further

Incremental Santana synergies

Low

High

$44mm

$46mm

Earnings guidance lowered to reflect building market downturn

Adjusted EBITDA growth ranges from 13% to 20%

$0.01 change in composite resin yields roughly $1 million of incremental Adjusted EBITDA

1% change in composite volume yields roughly $0.5 million of incremental Adjusted EBITDA

2006 Guidance

(1) In preparation of our Adjusted EBITDA, we used a basis similar to actual interest, depreciation, amortization and taxes reported for the first nine months of 2006, subject to the timing of the Santana Acquisition.

Positive signs from 2007 AZEK Allegiance Dealer sign up

Allegiance dealer yards commit to buy full or half truck loads of AZEK in
January

Over 570 dealer yards signed up for 2007 AZEK Allegiance

Increase of 45% over 2006

Results suggest we are on course to meet Q1 plan

Early Buy Statistics

Santana Acquisition

Successful Santana Products Acquisition

Acquired Santana Products on April 28th 2006

Synergies achieved ahead of schedule

EBITDA YTD exceeds budget/merger case

Manufacturing and back office functions consolidated into one facility May 2006

Implemented SAP for combined business November 1st 2006

Discontinued overlapping product lines May 2006

Santana Acquisition Exceeds Expectations

procell
DECKING SYSTEMS

Clay
Brownstone
Slate Grey

CPG Signs Purchase Agreement to Acquire Procell Decking Systems

Leading manufacturer of cellular PVC Decking products

Located in Foley, Alabama

Manufactures decking and industrial products

Employs approximately 60 people

110,000 square foot facility

Utilizes cellular PVC profile extrusion technology

$54 million enterprise value (excludes potential earnout consideration)

Funding with debt and equity; Pro forma leverage neutral

Closing expected January 2007

$30 million revenue estimated in 2006

Revenues more than doubled in ‘05 and ‘06

CPG acquisition experience key to success

Closing subject to approval of HSR filing

Procell Acquisition

CPG INTERNATIONAL

•

•

•

•

($MM)

Total Enterprise Value: $54 MM

Sources		**Uses**	
Existing Cash	$0.0	Payments to Equity Holders	$46.2
		Procell Rollover Equity	$3.0
Total Debt	$30.0		
Acquired Debt	$3.3	Payments to Debt Holders	$1.7
Capital Leases	$5.0	Acquired Debt	$3.3
Equity		Expansion Capital	$5.0
New Equity	$30.1	CPG Cash	$6.1
Procell Rollover Equity	$3.0		
Total Equity	$33.1	Total Fees & Expenses	$6.0
Total Sources	**$71.4**	**Total Uses**	**$71.4**

Sources and Uses

Deal funded through debt and equity

Procell management rolling over equity into CPG

Contingent payout funded up-front

$5mm of growth capital expenditures funded

Procell Acquisition

Procell Acquisition Philosophy

AZEK Building Products mission

Invest in low maintenance, branded building products for exterior home applications

Become the premium brand for low maintenance home exterior building products

Continue to drive to end use building products

Solid financial footing

Leverage neutral transaction, debt and equity financing

Fair multiple paid – 7.5x EBITDA, enterprise value, including synergies

Significant raw material synergies exist

Expand CPG’s growth platform

Strong growth opportunities with good profitability

Combine into AZEK® sales network and branding effort

Next generation deck with strong conversion opportunity

Procell Acquisition

Rapid Growth with Significant Opportunities

Procell rapidly growing company in the $3
billion decking market

Superior product attributes replacing current
“composite” offerings

Potential to introduce new category of decking

Enhance AZEK Building Products offerings

              -   Adds decking to Trimboard offering

              -   Diversifies product offering

              -   Leverages existing distribution channel

Leverage knowledge of similar cellular PVC
manufacturing technology

Contributes to solid financial footing

              -    Strong growth ($2mm sales in 2004 to $30mm

               in 2006)

              -     Increases CPG foundation with profitable

               growth

              -     Opportunity for synergies

Procell Acquisition

Procell Net Sales

($ in mm)

CPG INTERNATIONAL

Also Covers AK&HI
BRITISH COLUMBIA
Vancouver
ALBERTA
Calgary
C A N A D A
QUÉBEC
SASKATCHEWAN
MAN.
Winnipeg
ONTARIO
N.B.
N.S.
Seattle
WASHINGTON
ME.
Montréal
Ottawa
VT.
New England
MONTANA
N. DAK.
MINNESOTA
OREGON
Northwest
IDAHO
SOUTH DAKOTA
WIS.
MICHIGAN
Milwaukee
Toronto
NEW YORK
Boston
CONN
WYOMING
MidWest
Detroit
IOWA
PA.
Chicago
Philadelphia
San Francisco
San Jose
NEVADA
NEBR.
IND.
Columbus
MidAtlantic
UTAH
U N I T E D S T A T E S
ILLINOIS
Indianapolis
W. VA.
CALIFORNIA
COLORADO
KANSAS
MO.
KY.
VA.
Western
Nashville
Charlotte
Pacific Ocean
Los Angeles
San Diego
ARIZONA
Phoenix
NEW MEXICO
OKLA.
ARKANSAS
Memphis
S.C.
Southeast
G A.
Atlantic Ocean
Dallas
MISS.
ALABAMA
Ciudad Juárez
Jacksonville
T E X A S
MidSouth
Austin
LOUISIANA
SONORA
CHIHUAHUA
San Antonio
Houston
FLORIDA
Chihuahua
MEXICO
Gulf of Mexico
Nassau
THE BAHAMAS
0 mi
200
400
600
800
1000
1200

Copyright © 1988-2003 Microsoft Corp. and/or its suppliers. All rights reserved. http://www.microsoft.com/mappoint
© Copyright 2002 by Geographic Data Technology, Inc. All rights reserved. © 2002 Navigation Technologies. All rights reserved. This data includes information taken with permission from Canadian authorities © 1991-2002 Government of Canada (Statistics Canada and/or Geomatics Canada), all rights reserved.

AZEK Distribution Overview – US

Procell Acquisition

AZEK has over 70 distributors that service over 1700
dealer locations throughout the US and Canada

ALASKA
YUKON TERRITORY
Gulf of Alaska
NORTHWEST TERRITORIES
NUNAVUT
Baffin Bay
GREENLAND (DEN.)
Davis Strait
Labrador Sea
Hudson Bay
Pacific Ocean
BRITISH COLUMBIA
ALBERTA
WesternCanada
SASKATCHEWAN
MANITOBA
CANADA
ONTARIO
EasternCanada
QUÉBEC
NFLD. AND LAB.
Atlantic Ocean
N.B.
N.S.
ME.
Montreal
N.H.
N.Y.
Toronto
New York
WASHINGTON
MONTANA
OREGON
IDAHO
N. DAK.
S. DAK.
MINNESOTA
WYOMING
UNITED STATES
WIS.
MICHIGAN
NEVADA
UTAH
COLORADO
NEBRASKA
IOWA
Chicago
PA.
CALIFO
0 mi 200 400 600 800 1000 1200 1400

Copyright © 1988-2003 Microsoft Corp. and/or its suppliers. All rights reserved. http://www.microsoft.com/mappoint
© Copyright 2002 by Geographic Data Technology, Inc. All rights reserved. © 2002 Navigation Technologies. All rights reserved. This data includes information taken with permission from Canadian authorities © 1991-2002 Government of Canada (Statistics Canada and/or Geomatics Canada), all rights reserved.

AZEK Distribution Overview – Canada

Procell Acquisition

AZEK has over 14 distributor locations that service over 20
dealer locations throughout Canada

CPG INTERNATIONAL

SASKATCHEWAN
Winnipeg
MANITOBA
C A N A D A
Q U É B E C
O N T A R I O
MONTANA
NORTH DAKOTA
MINNESOTA
Lake Superior
N.B.
Montréal
MAINE
Ottawa
North Beillerica MA
StPaul MN
SOUTH DAKOTA
WISCONSIN
Lake Huron
V.T.
N.H.
Toronto
L. Ontario
L. Michigan
Boston
Milwaukee
MICHIGAN
NEW YORK
MASS.
R.I.
NEBRASKA
I O W A
Peoria IL
Chicago
Detroit
CONN.
COLO.
O H I O
PENNSYLVANIA
New York
GrandRapids MI
Allentown PA
Philadelphia
U N I T E D   S T A T E S
Indianapolis
Columbus
N.J.
Baltimore
ILLINOIS
INDIANA
K A N S A S
MISSOURI
Washington, D.C.
WEST VIRGINIA
MD.
Atlantic Ocean
VIRGINIA
KENTUCKY
Nashville
TENNESSEE
NORTH CAROLINA
Charlotte
Memphis
MISSISSIPPI
S.C.
0 mi
200
400
600

Copyright © 1988-2003 Microsoft Corp. and/or its suppliers. All rights reserved. http://www.microsoft.com/mappoint
© Copyright 2002 by Geographic Data Technology, Inc. All rights reserved. © 2002 Navigation Technologies. All rights reserved. This data includes information taken with permission from Canadian authorities © 1991-2002 Government of Canada (Statistics Canada and/or Geomatics Canada), all rights reserved.

Procell Distribution Overview

Procell Acquisition

Procell has 5 major
distributors covering
less than 1/3 of the US

CPG INTERNATIONAL
Building Products. Better.

CPG INTERNATIONAL
Building Products. Better.
SCRANTON PRODUCTS
Cutting Edge Building Products.
AZEK
AZEK Building Products, Inc.
SEABOARD
Flametec
HITEC
HIGH DENSITY POLYETHYLENE (HDPE)
COMTEC
INDUSTRIES
HINY HIDERS
Santana Products
CAPITOL
PARTITIONS INC.
AZEK
TRIMBOARDS
CELTEC
procell
DECKING SYSTEMS
Vycom

Enhances AZEK Building Products

Procell Acquisition

procell
DECKING SYSTEMS

Clay
Brownstone
Slate Grey

Procell Decking Systems Product Overview

Enhanced Performance:  Engineered with solid-core, cellular vinyl with no wood fillers

Minimized Expansion and Contraction:  Due to exclusive formulation

Long Lasting Color:  Color retention in toughest environments

Scratch Resistance:  Strong, dense surface helps prevent grain loss or scratching, even in high-traffic areas

Stain Protection:  Surface resists tough stains and allows for easy soap and water clean up

Mold Resistance:  Unique formulation resistant to mold and mildew

Easy Installation:  No pre-drilling necessary; permits countersinking with no splitting or surface distortion

Lightweight:  30-40% lighter than the average alternative
decking

Limited Lifetime Warranty:  One of the strongest in
the industry

Insect and Termite Protection:  Unique formulation resistant to insects and termites

Procell Acquisition

Topics

Update on 2006 Earnings Guidance

Preliminary AZEK® Early-Buy Results

Update On Santana Acquisition

AZEK and Procell Join Forces

Third Quarter Presentation

Appendix

Business Highlights – 3rd Quarter

Overall revenue growth of 11% during downturn in the housing sector

AZEK® Trimboard  sales down 23% or $7.6 million

Distributor inventory level down $8 million in 3rd quarter

Channel inventory declined nearly 50% ($12 million) from June to October

By year end, inventory levels in channel will be at a 3 year low

Sales decline largely caused by inventory rationalization in sales channel

AZEK® fundamentals still strong

Distribution sales to dealers flat year-over-year in the 3rd quarter despite building market decline

Dealer network expands 21% from 1,400 last year to 1,700

Canadian distribution announced in November 2006 – 13 locations

New distributor relationships in Texas

New millwork/molding line to be launched in second quarter of 2007 with same look and texture as
AZEK ® Trimboards

Branding effort resulted in 1.2 billion impressions and website hits increased 40% to 1.2 million per month

Diversification of product lines drives sales growth beyond AZEK® , overall sales up
11% to $65.8mm

Vycom Industrial Sales up 64% on strong Celtec® volumes and pricing

Santana/Comtec partition/locker sales up 88% year over year

Successful integration of Santana

Locker product sales up 40%

Scranton Product Industrial sales also increase

Business Highlights

Business Highlights – 3rd Quarter

Drive towards “high value add end use building products” continues

Scranton Products mix of locker and bathroom products expands to 57% of sales
vs. 44% last year

Santana acquisition

Locker business expansion

Residential building products (AZEK® ) grows to 82% of Vycom business

Adjusted EBITDA off $0.6 million versus 3rd quarter 2005, at $10.6 million, gross margin up 6.6%

2005 resin spike occurred in October 2005

Average selling price offset raw material price increase

SG&A increases as a result of owner group management fee, increased professional fees (Sarbanes-Oxley work), branding and Santana acquisition

Earnings guidance lowered to reflect building market downturn

Business Highlights

Third Quarter Financial Results

Financial Update

Revenue increased 11.3% over prior year

Volumes off due to destocking in the distribution channel

Pricing actions largely offsetting increased resin prices

Adjusted EBITDA of $10.6mm

($ in MMs)

2005

2006

% Change

Volume (MM lbs.)

46.7

44.3

-5.3%

Revenue

$59.1

$65.8

11.3%

Adjusted EBITDA

$11.2

$10.6

-4.9%

    % of Revenue

18.9%

15.3%

-3.6%

pts.

Cap Ex

$7.7

$3.0

-60.5%

THIRD QUARTER FINANCIAL RESULTS

AZEK® Distributor Inventory Levels

Index Jan. 2004 = 100
700
600
500
400
300
200
100
-
2004
2005
2006
Jan.
Feb.
Mar.
Apr.
May
Jun.
Jul.
Aug.
Sept.
Oct.
Nov.
Dec.

AZEK® Distributors Lowering Inventory Levels

Financial Update

Index Jan. 2004 = 100
250
200
150
100
50
0
Jan. '04
June '04
Nov. '04
April '05
Sept. '05
Feb. '06
July '06

Resin Costs Remain Elevated

Financial Update

Third Quarter Year to Date Financial Results

Financial Update

Revenue increased 22.8% over prior year

Growth in AZEK® in first 6 months and Santana acquisition

Pricing actions largely offset higher resin increases

Adjusted EBITDA of $36.1mm

($ in MMs)

2005

2006

% Change

Volume (MM lbs.)

140.8

149.2

6.0%

Revenue

$171.4

$210.5

22.8%

Adjusted EBITDA

$31.3

$36.1

15.2%

    % of Revenue

18.3%

17.1%

-1.1%

pts.

Cap Ex

$13.8

$14.1

2.2%

YEAR TO DATE FINANCIAL RESULTS

Working Capital as a % of Net Sales (1)
40%
35%
30%
25%
20%
15%
10%
5%
0%
36.5%
36.6%
29.4%
30.3%
12.6%
16.6%
2001
2002
2003
2004
2005
Q3 2006

     Balance Sheet

Working capital usage at peak in September

Comtec/Santana AR balances, inventory levels

(2)

(1)

Working Capital defined as current assets minus current liabilities.

(2)

Based on Trailing Twelve Month Sales.

Financial Update

APPENDIX

Net Income to Adjusted EBITDA Reconciliation

Appendix

Pro Forma

Pro Forma

Add:

Less:

Twelve

Adjustments

Twelve

Year

Nine Months

Nine Months

Months

Twelve Months

Months

Ended

Ended

Ended

Ended

Ended

Ended

December 31,

September 30,

September 30,

September 30,

September 30,

September 30,

(Dollars in Thousands)

2005

2006

2005

2006

2006 (1)

2006

Net (loss) income

($11,741)

$2,602

($5,944)

($3,195)

($4,147)

($7,342)

Interest expense, net

$23,035

$21,239

$16,295

$27,979

$2,816

$30,795

Income tax (benefit) expense

($1,622)

$887

$3,060

($3,795)

($113)

($3,908)

Depreciation and amortization

$9,560

$9,991

$4,698

$14,853

$187

$15,040

FAS 141 inventory adjustment

$5,185

$0

$0

$5,185

$0

$5,185

Relocation and hiring costs

$496

$81

$0

$577

$0

$577

Retiring executive costs

$188

$247

$141

$294

$0

$294

Management fee

$217

$589

$217

$589

$0

$589

Non-cash restricted stock unit charge

$12,851

$0

$12,851

$0

$0

$0

Santana Acquisition

$0

$423

$0

$423

$0

$423

Santana non-recurring charges

$0

$0

$0

$0

$3,694

$3,694

Adjusted EBITDA

$38,169

$36,059

$31,318

$42,910

$2,437

$45,347

Footnote:

(1)

Reflects impact of Santana Products acquisition

CALCULATION OF ADJUSTED EBITDA

Net Income to Adjusted EBITDA Reconciliation- QTD

Appendix

Three

Three

Months

Months

Ended

Ended

September 30,

September 30,

(Dollars in Thousands)

2006

2005

Net (loss) income

($756)

$3,252

Interest expense, net

$8,129

$6,152

Income tax (benefit) expense

($1,145)

$0

Depreciation and amortization

$3,617

$1,709

Relocation and hiring costs

$41

$0

Retiring executive costs

$138

$47

Management fee

$375

$0

Santana Acquisition transition costs

$195

$0

Adjusted EBITDA

$10,594

$11,160

CALCULATION OF ADJUSTED EBITDA

Enhances AZEK Building Products